SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             February 6, 2002
                      ---------------------------------
                              Date of Report
                      (Date of Earliest Event Reported)


                         SILK BOTANICALS.COM, INC.
         ------------------------------------------------------
         (Exact name of Registrant as Specified in its Charter)

                          975 S. CONGRESS AVENUE
                                SUITE 102
                       DELRAY BEACH, FLORIDA 33445
                ----------------------------------------
                (Address of Principal Executive Offices)

                             (561) 265-3600
                     -------------------------------
                     (Registrant's Telephone Number)

        FLORIDA                       0-21725                 65-0886132
----------------------------     ----------------         -------------------
(State or other jurisdiction     (Commission File           (IRS Employer
    of incorporation)                Number)              Identification No.)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

	On December 6, 2001 Graham Energy NV, Inc. ("GENV"), a Nevada corporation, and its shareholders entered into a Stock Purchase Agreement ("Agreement") with Silk Botanicals.com, Inc. ("Registrant") regarding the sale of 100% of the outstanding shares of GENV to Registrant in exchange for 4,000,000 shares of Registrant common stock in a tax-free reorganization. The transaction closed on February 6, 2002. The transaction allows GENV to appoint one person to the Registrant's Board of Directors. The transaction has been approved by consent of a majority of the Registrant's shareholders. GENV's assets consist of six oil and gas fields in Texas, which includes 24 currently producing wells; 50 additional wells that can be re-activated upon completion of a work-over; 86 proven but undeveloped off-set well locations; and 24 additional probable well locations.



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The purchase price was arrived at through negotiation between GENV and the Registrant.

Prior to the consummation of the Acquisition, neither GENV nor any of its affiliates, officers or directors owned, directly or indirectly, any of the voting securities of Registrant

The foregoing summary of the terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.2 hereto, and incorporated herein by reference. Also filed as Exhibit 99.2 hereto and incorporated herein by reference is a copy of Registrant's February 6, 2002 press release concerning acquisition of the Division.

Prior to the consummation of the Acquisition, Registrant did not own, directly or indirectly, any of the voting securities of Graham Energy of NV, Inc.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impractical to provide financial statements related to the transactions described herein at the time. If required, such financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current Report.

         (b) Pro Forma Financial Information. If required, such pro forma financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current
Report.

         (c)      Exhibits.

         2.2 Stock Purchase Agreement dated as of December 6, 2001 between Graham Energy of NV, Inc, and Registrant.
         99.1     Press Release dated February 6, 2002.


THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE STOCK PURCHASE AGREEMENT.


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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILK BOTANICALS.COM, INC.


                                    BY: /s/ JOSEPH R. BERGMANN, PRESIDENT
                                    -------------------------------------




DATE: February 18, 2002




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